UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 22, 2024

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(913) 676-8928

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 Par Value	SEB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Seaboard Corporation (the “Company”) held its annual meeting of stockholders on April 22, 2024 in Overland Park, Kansas. Two items were submitted to a vote as described in the Company’s Proxy Statement filed March 8, 2024. The following briefly describes the proposals and results of the stockholders’ votes.

	Votes in	Votes
	Favor	Withheld
1. Election of the following persons as directors:
Ellen S. Bresky	812,114	110,500
David A. Adamsen	879,332	43,282
Douglas W. Baena	850,388	72,226
Paul M. Squires	815,074	107,540
Frances B. Shifman	887,914	34,700

	Votes in	Votes	Votes
	Favor	Against	Abstaining

2. Ratification and approval of the selection of KPMG LLP	944,504	1,099	289
as independent auditors for 2024:

There were 23,278 broker non-votes with respect to the election of directors. There were 0 broker non-votes with respect to the selection of independent auditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2024

Seaboard Corporation
(Registrant)

By:	/s/ David H. Rankin
David H. Rankin Executive Vice President, Chief Financial Officer
(principal financial officer)

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